Income tax benefit	6 Months Ended
Jun. 30, 2023
Income tax benefit
Income tax benefit

17. Income tax benefit

The Company recorded an income tax benefit of $36.8 million (compared to $11.1 million for the same period in 2022) in relation to a pretax loss of $160.0 million for the six months ended June 30, 2023 (compared to $447.1 million for the same period in 2022). The effective tax rate for the six months ended June 30, 2023 and June 30, 2022 was primarily impacted by the following items: (i) the mix of income generated among the jurisdictions in which the Company operates, (ii) certain deferred tax assets not recognized due to the history of losses and forecasted losses, and (iii) a $44.1 million deferred tax impact of intra-group inventory transfers (compared to $13.2 million for the same period in 2022).